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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 14, 2000

                               HEALTHCENTRAL.COM
            (Exact name of Registrant as specified in its charter)


           Delaware                      000-27567               94-3250851
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               HealthCentral.com
                       6001 Shellmound Street, Suite 800
                             Emeryville, CA  94608
              (Address of principal executive offices) (Zip code)


                                (510) 250-2600
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 2.   Acquisition of Assets

     On December 14, 2000, HealthCentral.com (the "Company") closed its acquisition of the assets of more.com, Inc. ("MCI") and Comfort Living, Inc., a wholly owned subsidiary of MCI ("Comfort Living"). The Company entered into an Asset Purchase Agreement, dated as of October 23, 2000, as amended November 14, 2000 and November 27, 2000 (the "Asset Agreement"), by and among the Company, HCEN Acquisition Corporation, a wholly owned subsidiary of the Company ("Acquisition Sub"), MCI and Comfort Living. Under the terms of the Asset Agreement, Acquisition Sub acquired certain assets and liabilities of MCI and Comfort Living in exchange for 5,002,525 shares of common stock (the "Shares") of the Company (the "Acquisition").

     The assets acquired by the Company include all of the assets, properties and certain liabilities associated with Comfort Living including its website, inventory and a leased 18,000 square foot warehouse and distribution center in Gaithersburg, Maryland, from which the Company intends to continue fulfilling orders for Comfort Living products. In addition, the Company acquired all of MCI's trademarked names, websites and customer lists, as well as a website affiliate agreement with PharMor.com, Inc.

     Under the terms of the Asset Agreement, the Company agreed to file a registration statement covering the Shares within 30 days following March 15, 2001, or to allow the Shares to be registered on another registration statement filed by the Company on behalf of itself or its stockholders, subject to certain limitations. Notwithstanding the foregoing, MCI and Comfort Living agreed that none of the Shares would be offered for re-sale until March 15, 2001, without the prior written consent of the Company.

     On December 18, 2000, the Company issued a press release announcing closing of the Acquisition. This press release is attached hereto as Exhibit 99.1, and incorporated herein by reference in its entirety.

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Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of the Business Acquired

          It is impractical to provide the required financial statements at the date of filing this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date this Form 8-K was due to be filed.

          (b)  Pro Forma Financial Information

          It is impractical to provide the required pro forma financial information at the date of filing this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date this Form 8-K was due to be filed.

          (c)  Exhibits.

Exhibit
Number         Description
------         -----------

2.5 Asset Purchase Agreement dated October 23, 2000, by and among HealthCentral.com, HCEN Acquisition Corporation, more.com, Inc. and Comfort Living, Inc.

2.6 First Amendment to Asset Purchase Agreement dated November 14, 2000, by and among HealthCentral.com, HCEN Acquisition Corporation, more.com, Inc. and Comfort Living, Inc.

2.7 Second Amendment to Asset Purchase Agreement dated November 27, 2000, by and among HealthCentral.com, HCEN Acquisition Corporation, more.com, Inc. and Comfort Living, Inc.

99.1           Press Release dated December 18, 2000

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               HEALTHCENTRAL.COM
                               (Registrant)



Date: December 21, 2000        By: /s/ C. Fred Toney
                                   ---------------------------------------------
                                   C. Fred Toney
                                   President, Chief Operating Officer and Chief
                                   Financial Officer


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                               INDEX TO EXHIBITS


Exhibit
Number    Description
------    -----------
2.5 Asset Purchase Agreement dated October 23, 2000, by and among HealthCentral.com, HCEN Acquisition Corporation, more.com, Inc. and Comfort Living, Inc.

2.6 First Amendment to Asset Purchase Agreement dated November 14, 2000, by and among HealthCentral.com, HCEN Acquisition Corporation, more.com, Inc. and Comfort Living, Inc.

2.7 Second Amendment to Asset Purchase Agreement dated November 27, 2000, by and among HealthCentral.com, HCEN Acquisition Corporation, more.com, Inc. and Comfort Living, Inc.

99.1      Press Release dated December 18, 2000

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